EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of Comcast Corporation and its subsidiaries on Form S-3 and S-8 of our report dated February 22, 1996 relating to the financial statements of Scripps Cable appearing in Amendment Number 5 on Form 8-K/A dated July 18, 1996 to E.W. Scripps' Report on Form 8-K dated December 28, 1995.


Registration Statements on Form S-8:            Registration Statement Number
- -------------------------------------------    -------------------------------
Title of Securities Registered
- -------------------------------------------
The Comcast Corporation Retirement
Investment Plan                                           33-41440
The Comcast Corporation Retirement
Investment Plan                                           33-63223
Storer Communications Retirement Savings
Plan                                                      33-54365
Stock Option Plans                                        33-25105
Stock Option Plans                                        33-56903

Registration Statements on Form S-3:
- -------------------------------------------
Title of Securities Registered                  Registration Statement Number
- -------------------------------------------    -------------------------------
Senior Debentures; Senior Subordinated
Debentures; Subordinated Debentures;
Preferred Stock, without par value;
Depository Shares representing Preferred
Stock; Class A Common Stock, $1.00 par
value; Class A Special Common Stock,
$1.00 par value and Warrants                              33-40386

Class A Special Common Stock, $1.00 par
value                                                     33-46988

Senior Debentures, Senior Subordinated
Debentures and Subordinated Debentures                    33-57410

Senior Debentures; Senior Subordinated
Debentures; Subordinated Debentures;
Preferred Stock, without par value;
Depository Shares representing Preferred
Stock; Class A Common Stock, $1.00 par
value; Class A Special Common Stock,
$1.00 par value and Warrants                              33-50785

Class A Special Common Stock, $1.00 par
value                                                     333-06161



/s/DELOITTE & TOUCHE LLP
Cincinnati, Ohio

July 18, 1996